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                                                                   Exhibit 10.27
                           MICROFINANCIAL INCORPORATED
                           RESTRICTED STOCK AGREEMENT


         This AGREEMENT, dated as of the 12th day of February, 2003 by and between Microfinancial Incorporated, a Massachusetts corporation (the "Corporation"), and [ ] (the "Restricted Stockholder").

                              W I T N E S S E T H:

         WHEREAS, the Restricted Stockholder is employed by the Corporation or a related corporation, and is in a position to contribute materially to the Corporation's continued growth, development and long-term financial success; and

         WHEREAS, pursuant to the terms of certain stock option agreements (the "Original Option Agreements"), the Restricted Stockholder was awarded options to purchase shares of common stock of Microfinancial Incorporated, $0.01 par value per share (the "Original Options").

         WHEREAS, as of the date hereof, the exercise price of the Original Options exceeds the current fair market value of the common stock of the Corporation, $0.01 par value per share (the "Common Stock").

         WHEREAS, the Corporation has offered the Restricted Stockholder the opportunity to cancel any of the outstanding Original Option Agreements in exchange for a grant of shares of Common Stock.

         WHEREAS, the Restricted Stockholder has elected to cancel certain of those Original Options and Original Option Agreements as set forth in Exhibit A attached hereto.

         WHEREAS, in exchange for the canceled Original Option Agreements, the Corporation wishes to issue to the Restricted Stockholder shares of the Corporation's Common Stock subject to the restrictions set forth in this Agreement.

         NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          1.   GRANT OF RESTRICTED SHARES; CANCELLATION OF OPTION AGREEMENTS.

         (a) Pursuant to the provisions of the Microfinancial Incorporated 1998 Equity Incentive Plan (the "Plan"), effective as of February 12, 2003 (the "Date of Grant"), the Corporation hereby grants to the Restricted Stockholder [ ] shares of Common Stock (the "Restricted Shares"), subject to all of the terms and conditions of this Agreement and the Plan. As more fully described below, the shares granted hereby are subject to forfeiture by the Restricted Stockholder if certain criteria are not satisfied.
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         (b) In consideration of the Restricted Stockholder's receipt of the
Restricted Shares, (i) the Original Options and the Original Option Agreements set forth in Exhibit A attached hereto (each a "Cancelled Option" and "Cancelled Option Agreement") are each hereby canceled and terminated as of the date hereof and (ii) the Restricted Stockholder hereby releases and forever discharges the Corporation, its affiliates and its predecessors from any and all manner of actions, claims, obligations, damages and liabilities of any nature whatsoever, whether or not now known, suspected or claimed, which the Restricted Stockholder ever had, now has or hereafter may have or claim to have against the Corporation, its affiliates or its predecessors by reason of any matter, cause, effect or thing of any kind whatsoever that arose or occurred or may in the future exist or occur relative to and/or arising out of the Cancelled Option and/or the Cancelled Option Agreement.

          2.   VESTING PERIOD.

          (a) Vesting. The Restricted Shares shall vest and become nonforfeitable as set forth below (provided the Restricted Stockholder is employed by the Corporation at the time of vesting):

               (i) Twenty percent (20%) of the Restricted Shares shall vest and become nonforfeitable on the Grant Date; and

               (ii) Five percent (5%) of the Restricted Shares shall vest and become nonforfeitable on the first day of each calendar quarter after the Grant Date.

          (b) ADDITIONAL VESTING. In addition to the vesting schedule listed above, the Restricted Shares shall vest and become nonforfeitable in accelerated increments as follows (provided the Restricted Stockholder is employed by the Corporation at the time of vesting):

               (i) In the event that the Fair Market Value of Common Stock is above $1.00 but at or below $1.20 for five (5) consecutive trading days, ten percent (10%) of the Restricted Shares shall vest and become nonforfeitable as of the fifth day;

               (iii) In the event that the Fair Market Value of Common Stock is above $1.20 but at or below $1.60 for five (5) consecutive trading days, ten percent (10%) of the Restricted Shares shall vest and become nonforfeitable as of the fifth day;

               (iv) In the event that the Fair Market Value of Common Stock is above $1.60 but at or below $2.00 for five (5) consecutive trading days, twenty percent (20%) of the Restricted Shares shall vest and become nonforfeitable as of the fifth day;

               (v) In the event that the Fair Market Value of Common Stock is above $2.00 but at or below $3.00 for five (5) consecutive trading days, twenty percent (20%) of the Restricted Shares shall vest and become nonforfeitable as of the fifth day; and

                                      -2-
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               (vi) In the event that the Fair Market Value of Common Stock is above $3.00 for five (5) consecutive trading days, twenty percent (20%) of the Restricted Shares shall vest and become nonforfeitable as of the fifth day.

          (b)  TERMINATION OF EMPLOYMENT.

               (i) If the Restricted Stockholder ceases to be employed by the Corporation and its subsidiaries either voluntarily or involuntarily, with or without Cause, for any reason whatsoever other than upon the Restricted Stockholder's death or Total Disability, prior to the satisfaction of the vesting provisions set forth in this Section 2, no further portion of his or her Restricted Shares shall become vested pursuant to this Agreement and such unvested Restricted Shares shall be forfeited effective as of the date that the Restricted Stockholder ceases to be so employed by the Corporation. For purposes of this
          Section 2, employment shall be considered as (i) continuing uninterrupted during any bona fide leave of absence approved in writing by the Corporation (such as those attributable to illness), and (ii) continuing after any change of employment within or among the Corporation and its subsidiaries so long as the Restricted Stockholder continues to be an employee of the Corporation or any of its subsidiaries.

               (ii) If the Restricted Stockholder's employment is terminated as a result of his or her death or Total Disability, all Restricted Shares shall become vested and nonforfeitable as of the date employment is terminated.

     (c) ACCELERATION OF VESTING. Notwithstanding the foregoing, upon the consummation of a transaction resulting in a Change in Control of the Corporation, all unvested Restricted Shares shall become vested and nonforfeitable immediately prior to the Change in Control, and all certificates representing such Shares shall be delivered to the Restricted Stockholder upon the Change in Control.

     3. NON-TRANSFERABILITY. Until the Restricted Shares shall be vested and until the satisfaction of any and all other conditions specified herein, the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Restricted Stockholder.

     4. STOCK CERTIFICATES; DIVIDENDS AND STOCKHOLDER RIGHTS.

     (a) Custody of Restricted Shares; Legend. Certificates for Restricted Shares shall be issued in the Restricted Stockholder's name and shall be held by the Corporation until the Restricted Shares shall become vested. The Corporation shall serve as attorney-in-fact for the Restricted Stockholder during the period during which the Restricted Shares are unvested with full power and authority in the Restricted Stockholder's name to assign and convey to the Corporation any Restricted Shares held by the Corporation for the Restricted Stockholder if the Restricted Stockholder forfeits the shares under the terms of the this Agreement and the Plan. Certificates representing the Restricted Shares shall bear the following legend:

     The Shares represented by this Stock Certificate have been granted as restricted stock under the Microfinancial Incorporated 1998 Equity Incentive Plan. The

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

     Shares represented by this Stock Certificate may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of unless the restrictions set forth in the Restricted Stock Agreement between the registered holder of these Shares and Microfinancial Incorporated shall have lapsed.

     Upon the vesting of the Restricted Shares, the Corporation shall so notify the Secretary of the Corporation and the Secretary shall obtain from the Corporation certificates representing all such shares that have vested, which certificates shall not bear any restrictive endorsement making reference to this Agreement, and shall deliver such certificates to the Restricted Stockholder.

     (b) RIGHTS AND OBLIGATIONS. Upon the issuance of a certificate or certificates representing the Restricted Shares, the Restricted Stockholder shall thereupon be a stockholder and, subject to the provisions of Section 2 hereof, have all the rights of a stockholder with respect to such Restricted Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Restricted Shares; provided, however, that such Restricted Shares and any new, additional or different securities the Restricted Stockholder may become entitled to receive with respect to such Restricted Shares by virtue of a stock split, dividend or other change in the corporate or capital structure of the Corporation shall be subject to the vesting and forfeiture provisions, restrictions on transfer and other restrictions set forth in this Agreement and the Plan.

     5. SHARE ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation assets to stockholders, or any other change affecting shares of the Corporation's capitalization, the Compensation Committee of the Corporation's Board of Directors in its discretion may make such adjustments as it may deem appropriate to reflect such change or to fairly preserve the intended benefits of the Plan.

     6. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Agreement shall confer upon the Restricted Stockholder any right with respect to continuance of employment by the Corporation or any of its subsidiaries, nor shall it interfere in any way with the right of the employer to terminate the Restricted Stockholder's employment at any time.

     7. RESTRICTED STOCKHOLDER BOUND BY PLAN. The Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control.

     8. SECTION 83(b) ELECTION. If the Restricted Stockholder files an election with the Internal Revenue Service to include the fair market value of any Restricted Shares in gross income as of the Date of Grant, the Restricted Stockholder agrees to promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

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     9. WITHHOLDING TAXES. The Restricted Stockholder acknowledges that the
Corporation is not responsible for the tax consequences to the Restricted Stockholder of the granting or vesting of the Restricted Shares, and that it is the responsibility of the Restricted Stockholder to consult with the Restricted Stockholder's personal tax advisor regarding all matters with respect to the tax consequences of the granting and vesting of the Restricted Shares. The Corporation shall have the right to deduct from the Restricted Shares or any payment to be made with respect to the Restricted Shares any amount that federal, state, local or foreign tax law required to be withheld with respect to the Restricted Shares or any such payment. Alternatively, the Corporation may require that the Restricted Stockholder, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or in shares of the Corporation's Common Stock (including shares of Common Stock retained from the Restricted Stock Award creating the tax obligation), which shall be valued at the Fair Market Value of such shares on the date of such payment. In any case where it is determined that taxes are required to be withheld in connection with the issuance, transfer or delivery of the shares, the Corporation may reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate to comply with such withholding. The Corporation may also impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements under the Exchange Act.

     10. NOTICES. Any notice hereunder to the Corporation shall be addressed to it at its principal business office, 950 Winter Street, Waltham, MA 02451 and any notice hereunder to the Restricted Stockholder shall be sent to the address reflected on the payroll records of the Corporation, subject to the right of either party to designate at any time hereafter in writing some other address.

     11. GOVERNING LAW. This Agreement shall be construed and administered in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     12. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     13. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended, other than by an agreement in writing signed by the parties. Notwithstanding the foregoing, nothing herein shall limit the application of any generally applicable Corporation policy, practice, plan or the terms of any manual or handbook applicable to the Corporation's employees generally, except to the extent the foregoing directly conflict with this Agreement, in which case the terms of this Agreement shall prevail.

     14. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and each provision of this Agreement shall be enforced to the fullest extent permitted by law.
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     15. WAIVERS. Any waiver by the Corporation of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     16. DEFINED TERMS. Capitalized terms used but not defined in this Agreement will have the meanings specified in the Plan.

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     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Restricted Stockholder has executed this Agreement as of the date set forth above.


                                     MICROFINANCIAL INCORPORATED



                                     By: -----------------------------



                                     RESTRICTED STOCKHOLDER



                                     ---------------------------------









                 [Signature page to Restricted Stock Agreement]



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                                    EXHIBIT A

                CANCELLED OPTIONS AND CANCELLED OPTION AGREEMENTS


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                  Grant       Strike     Number of     Current         Number
                  Date        Price       Options      Value(1)        Vested
Grantee
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(1) Based on Black-Scholes stock option pricing model.

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


                               LIST OF RECIPIENTS


                                    Date Of                 Shares
Grantee                              Grant                  Granted
--------------------------------------------------------------------------------
Elaine Shuttleworth                 02/14/03                 1,306
Mark Belinsky                       02/14/03                 3,180
Robert Gangi                        02/14/03                   643
Andrea Gallager                     02/14/03                15,079
Carol Salvo                         02/14/03                49,916
Charles Hede                        02/14/03                 2,984
Elizabeth Marble                    02/14/03                 9,746
John Plumlee                        02/14/03                49,916
Kathy Femia                         02/14/03                 9,746
Stephen Constantino                 02/14/03                39,442
Stephen Moore                       02/14/03                11,139
Steven LaCreta                      02/14/03                25,815
James Jackson                       02/14/03                85,558
Alan Zakon                          03/17/03                50,000
Fritz von Mering                    02/04/04                25,000



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